UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 20, 2026
NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)
New Jersey	001-08359	22-2376465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 20, 2026, New Jersey Natural Gas Company (“NJNG”), a wholly-owned subsidiary of  New Jersey Resources Corporation (“NJR”), and certain institutional investors in the private placement market (the “Purchasers”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) to sell to the Purchasers $150,000,000 aggregate principal amount of its senior notes consisting of (i) $50,000,000 of NJNG’s 5.43% Senior Notes, Series 2026A, due August 20, 2036 (the “Series A Notes”), (ii) $50,000,000 of NJNG’s 6.04% Senior Notes, Series 2026B, due August 20, 2056 (the “Series B Notes”), and (iii) $50,000,000 of NJNG’s 5.43% Senior Notes, Series 2026C, due October 22, 2036 (the “Series C Notes” and, together with the Series A Notes and Series B Notes, the “Notes”). The sale of the Series A Notes and Series B Notes closed on August 20, 2026, and the sale of the Series C notes is expected to close on October 22, 2026.
The Notes will be secured by an equal principal amount of NJNG’s First Mortgage Bonds issued under the Amended and Restated Indenture of Mortgage, Deed of Trust and Security dated September 1, 2014 between NJNG and U.S. Bank National Association, as Trustee, as predecessor in interest to U.S. Bank Trust Company, National Association, in its capacity as Trustee, as heretofore amended and supplemented and further amended and supplemented by the Eighteenth Supplemental Indenture dated as of August 1, 2026 (with respect to the Series A and Series B Notes) and the Nineteenth Supplemental Indenture dated as of October 1, 2026 (with respect to the Series C Notes). Accordingly, the Notes will be secured ratably with NJNG’s First Mortgage Bonds in the collateral pledged to secure such bonds. NJR will not be obligated directly or contingently with respect to the Notes or the First Mortgage Bonds. The proceeds of the Notes will be used for general corporate purposes, including, but not limited to, refinancing or retiring short-term debt and funding capital expenditures.
Interest will accrue on the Series A Notes at 5.43% per annum and will be payable on August 20th and February 20th of each year, beginning on February 20, 2027, and on the maturity date of August 20, 2035. Interest will accrue on the Series B Notes at 6.04% per annum and will be payable on August 20th and February 20th of each year, beginning on February 20, 2027, and on the maturity date of August 20, 2056. Interest will accrue on the Series C Notes at 5.43% per annum and will be payable on October 22nd and April 22nd of each year, beginning on April 22, 2027. NJNG may prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 in aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the aggregate principal amount so prepaid together with interest accrued thereon to the date of such prepayment and the make-whole amount (as such term is defined in the Note Purchase Agreement) determined for the prepayment date with respect to such principal amount. The Notes will also be subject to required prepayments upon the occurrence of certain events. The Notes will not be registered under the Securities Act of 1933, as amended (“Securities Act”), or under the securities laws of any jurisdiction. The Notes will be subject to certain restrictions on transfer and may only be sold in transactions exempt from, or not subject to, the registration requirements of the Securities Act.
The Note Purchase Agreement contains customary representations and warranties of NJNG and the Purchasers and also contains customary events of default and certain covenants which will limit NJNG’s ability beyond agreed upon thresholds, to, among other things: (i) incur liens; (ii) make dispositions of assets; (iii) enter into transactions with affiliates; and (iv) merge, consolidate, transfer, sell or lease all or substantially all of NJNG’s assets. These covenants are subject to a number of important exceptions and qualifications set forth in the Note Purchase Agreement.
The foregoing description of the Note Purchase Agreement is qualified in its entirety by reference to the entire Note Purchase Agreement attached hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing description of the Eighteenth Supplemental Indenture is qualified in its entirety by reference to the entire Eighteenth Supplemental Indenture attached hereto as Exhibit 4.2 and incorporated herein by reference.
The Notes are not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements and applicable state laws. This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to purchase the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Cautionary Statements Regarding Forward-Looking Statements
This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “may,” “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking information in this filing includes, but is not limited to, certain statements regarding the use of proceeds.
Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the U.S. Securities and Exchange Commission (“SEC”), including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http:.//www.sec.gov. Information included in this filing is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.
Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	$150,000,000 Note Purchase Agreement, dated as of August 20, 2026, by and among New Jersey Natural Gas Company and the Purchasers party thereto.

4.2	Eighteenth Supplemental Indenture, dated as of August 1, 2026, by and between New Jersey Natural Gas Company and U.S. Bank Trust Company, National Association, as Trustee.

104	Cover page in Inline XBRL format.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEW JERSEY RESOURCES CORPORATION

Date: August 20, 2026	By:	/s/ Roberto F. Bel
Roberto F. Bel
Senior Vice President and Chief Financial Officer